                                          ANNUAL REPORT
                                          DECEMBER 31, 2001

PRUDENTIAL
GLOBAL TOTAL RETURN FUND, INC.

FUND TYPE
Global/international bond

OBJECTIVE
Total return, made up of current income
and capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

Prudential Financial is a service mark of
The Prudential Insurance Company of America,
Newark, NJ, and its affiliates.                     PRUDENTIAL (LOGO)

Prudential Global Total Return Fund, Inc.

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Prudential Global Total Return Fund,
Inc. (the Fund) seeks total return made up of current income and capital appreciation.
The Fund invests primarily in intermediate-term, investment-grade debt securities issued around the world. The Fund invests at least 65% of its total assets in income-producing debt securities of the United
States and foreign corporations and
governments, supernational organizations, semi-governmental entities or government agencies, authorities or instrumentalities, and short-term bank debt securities or bank deposits. The Fund can invest up to 35% of total assets in corporate debt securities.
The Fund may also invest up to 35% of total assets in bonds rated below investment grade, with a minimum rating of "C" by Standard & Poor's, or of comparable quality in our view. Lower-rated securities carry a greater risk of loss of principal and interest than higher-rated securities.
There are special risks associated with
foreign investing, including social,
political, and currency risks, as well
as potential illiquidity. There can be
no assurance that the Fund will achieve its investment objective.

Ten Largest Issuers

Expressed as a percentage of
 net assets as of 12/31/01

        14.1%   United Kingdom Treasury Bonds
        12.6    German Government Bonds
        10.3    Prudential Core Investment Fund-
                Taxable Money Market Series
         9.8    Spanish Government Bonds
         5.2    United States Treasury Notes
         5.1    Government National Mortgage Association
         4.5    Canadian Government Bonds
         3.5    Italian Government Bonds
         2.2    Korea Development Bank
         1.9    Fideicomiso Petalco

Holdings are subject to change.

                             www.PruFN.com    (800) 225-1852

Annual Report    December 31, 2001

Cumulative Total Returns1                      As of 12/31/01

                                    One    Five     Ten      Since
                                   Year    Years    Years    Inception2
Class A                           -0.15%   13.02%   75.46%    241.86%
Class B                           -0.49    10.04     N/A       23.23
Class C                           -0.49    10.04     N/A       23.23
Class Z                            0.10     N/A      N/A       15.12
Lipper Global Income Fund Avg.3    2.63    16.15    61.76       ***

Average Annual Total Returns1                  As of 12/31/01

                One     Five     Ten       Since
                Year    Years    Years   Inception2
    Class A    -4.14%   1.65%    5.35%     7.98%
    Class B    -5.28    1.78      N/A      3.45
    Class C    -2.43    1.73      N/A      3.39
    Class Z     0.10     N/A      N/A      2.98

Distributions and Yields                      As of 12/31/01

              Total Distributions     30-Day
               Paid for 12 Months    SEC Yield
    Class A          $0.29             3.29%
    Class B          $0.26             2.78
    Class C          $0.26             2.75
    Class Z          $0.31             3.54

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance numbers, with the exception of one- and five-year returns, do not fully reflect the higher operating expenses incurred since the Fund commenced operations as an open-end mutual fund on January 15, 1996. If these expenses had been applied since the Fund's inception, past performance returns would have been lower. Prior to January 15, 1996, the Fund operated as a closed-end fund, with shares being traded on the New York
Stock Exchange.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 4% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception dates: Class A, 7/7/86; Class B and Class C, 1/15/96; and Class Z, 3/17/97.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the one-year, five-year, ten-year, and since inception periods in the Lipper Global Income Fund category.
  Funds in the Lipper Global Income Average invest primarily in U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States. These returns would be lower if they included the effect of sales charges or taxes.

***Lipper Since Inception returns are
   217.65% for Class A, 26.08% for Class B and
   Class C, and 18.10% for Class Z, based on all funds in each share class.

PRUDENTIAL (LOGO)            February 7, 2002

DEAR SHAREHOLDER,
For the year ended December 31, 2001, the Prudential Global Total Return Fund's Class
A shares returned -0.15%, which was -4.14% to investors subject to the Class A shares' one-time initial sales charge. The Fund's benchmark Lipper Average returned 2.63% for the same period.

The Fund underperformed its Lipper Average in 2001 primarily because credit-quality problems caused some securities held by the Fund to suffer substantial losses.
Most notable were securities backed by
Enron, the energy trading firm that is
currently the subject of congressional
investigations.

It is important to remember that there are risks involved in investing in corporate bonds. The vast experience and strong credit research capabilities of Prudential's Fixed
Income Management team can help limit these risk over time.

In the Investment Adviser's Report that
follows, we discuss developments in the
global bond markets and the factors that affected the Fund's performance, including credit risk. As always, we thank you for your continued confidence in Prudential mutual funds.

Sincerely,


David R. Odenath, Jr., President
Prudential Global Total Return Fund, Inc.

Prudential Global Total Return Fund, Inc.

Annual Report    December 31, 2001

INVESTMENT ADVISER'S REPORT

CENTRAL BANKS BATTLE GLOBAL ECONOMIC SLUMP
A global economic slump in 2001 prompted major central banks to repeatedly lower their short-term interest rates. Bond prices typically rise as interest rates fall. However, global bond markets posted modest returns in 2001 despite the sharp reductions in rates. Returns were limited because investors began to require higher yields (and lower prices) on global bonds since they expected the rate cuts to spark a broad economic recovery in 2002.

The Federal Reserve (the Fed) led the way in
2001 by easing monetary policy 11 times, which pushed U.S. short-term rates below 2.00% for the first time in 40 years. The Bank of England eased monetary policy seven times, which lowered its key rate by two percentage points to 4.00%. The European Central Bank cut its benchmark rate four times, lowering the rate
1.5 percentage points to 3.25%.

The prospect of continued rate cuts
initially boosted prices of global
government bonds, particularly those with shorter maturities. However, global government bond prices generally declined in November and December amid early signs that the U.S. and European economies were beginning to stabilize. Progress in the war against terrorism also boosted confidence in economic prospects for 2002.

The sell-off in the fixed income market
also affected the investment-grade
corporate bond sectors in the United States and Europe. Both sectors, however, still outperformed their respective government bond markets for the year. We sold some of the Fund's U.S. Treasuries and increased its exposure to high-grade corporate bonds, with an emphasis on European issues.

BURDENED BY ENERGY WOES
Although many of the Fund's high-grade
corporate bonds performed well in 2001, some did not. For example, exposure to securities backed by Enron-which the Fund no longer holds-detracted materially from the Fund's

Prudential Global Total Return Fund, Inc.

Annual Report    December 31, 2001

returns in 2001. Enron's formerly
investment-grade bonds were cut to below investment grade in November 2001, and competitor Dynegy shelved its plan to merge with Enron. Enron filed the largest corporate bankruptcy in U.S.
history during December 2001.

HIGH YIELD TELECOMMUNICATIONS BONDS ALSO HURt...
The Fund's returns were also hurt by its modest exposure to high yield bonds, commonly called "junk bonds." The Fund's
European junk bonds were hit particularly hard since the European high yield market consists primarily of telecommunications bonds.
Disappointing earnings and excess capacity continue to plague the high yield telecom sector in Europe and the United States.
Therefore, telecom bonds derived little
benefit from a rebound in the U.S. junk bond market in the fourth quarter of 2001.

....BUT EMERGING MARKET BONDS HELPED
Meanwhile, the Fund benefited from its
considerable exposure to emerging market bonds. We emphasized higher-quality issues, such as Mexican government bonds, which performed well as the difference between their yields and yields of comparable U.S.
Treasuries decreased, indicating greater demand for the Mexican bonds. This bullish trend reflected improvement in Mexico's financial health, based on developments such as the nation's shrinking level of external debt and the passage of a sound budget for 2002.

HEAVY U.S. DOLLAR EXPOSURE ANOTHER POSITIVE
By the end of 2001, the Fund's U.S. dollar exposure had risen to more than 80.0%. The
Fund benefited as the U.S. dollar remained the international investment currency of choice. It was viewed favorably in light of the Fed's more aggressive attempts to encourage growth compared to other central banks. The U.S. dollar gained 5.0% against the euro and 15.0% against the Japanese yen in 2001.

                   www.PruFN.com    (800) 225-1852

SCANT EXPOSURE TO JAPANESE CURRENCY
The Fund had minimal exposure to the
Japanese yen. Its Japanese government bonds
(JGBs) were fully hedged to eliminate the currency risk posed by the yen. The Japanese yen weakened in 2001 as the Japanese economy suffered from its highest jobless rate since
World War II, rising corporate bankruptcies, and the highest level of public debt as a percentage of gross domestic product among the major industrial nations. Not surprisingly, credit-rating agencies downgraded JGBs.
Still, JGBs performed well in the fourth quarter of 2001 relative to other global government bond markets that sold off. We plan to maintain the Fund's fully hedged position in JGBs.

LOOKING AHEAD
As the U.S. economy struggles to recover in 2002, we believe the Fed will continue to nurture growth by, at the very least, leaving short-term rates unchanged in the first half of 2002. Given this outlook for monetary policy, we expect a favorable environment for corporate bonds as the economy rebounds in 2002. Telecom, cyclical sectors, and lower-rated bonds should be among the strongest performing segments of the corporate market. In contrast, bonds of companies in defensive businesses that performed well during the recession may underperform as the economy revives.

We also expect Western European bond markets that lagged the rally in the U.S. fixed income market in 2001 to outperform in 2002.
Therefore we plan to reduce the Fund's
exposure to U.S. bonds and maintain its
considerable weighting in corporate bonds and European debt securities. Among major currencies, we believe the U.S. dollar will continue to appreciate, particularly against the Japanese yen, as economic conditions improve in the United States. Consequently, we favor underweighting the Japanese yen and continuing to emphasize exposure to the U.S.
dollar.

Prudential Global Total Return Fund Management Team

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  89.8%
-------------------------------------------------------------------------------------
Canada  4.5%
                    Canadian Government Bonds,
  C$     6,751      6.00%, 9/1/05                                    $     4,479,712
         9,502      5.75%, 9/1/06                                          6,232,253
                                                                     ---------------
                                                                          10,711,965
-------------------------------------------------------------------------------------
Eurobonds  29.7%
  EUR    1,250      Antenna TV SA,
                     9.75%, 7/1/08                                           946,019
         2,412      Belgian Government Bonds,
                     8.50%, 10/1/07                                        2,536,929
         1,480      Callahan Nordrhein,
                     14.125%, 7/15/11                                        869,714
           325      Calpine Canada Ene,
                     8.375%, 10/15/08                                        257,540
           480      Esat Telecom Group PLC,
                     11.875%, 11/1/09                                        508,579
         1,493      Flag Telecom Holdings Ltd.,
                     11.625%, 3/30/10                                        595,537
         1,100      Fresenius Medical Care Capital Trust,
                     7.375%, 6/15/11                                         979,408
                    German Government Bonds,
        16,480      7.375%, 1/3/05                                        16,023,249
           895      5.25%, 1/4/08                                            822,780
        11,968      4.50%, 7/4/09                                         10,410,867
         2,861      5.375%, 1/4/10                                         2,621,223
                    Italian Government Bonds,
           300      4.75%, 7/1/05                                            271,091
         2,005      6.75%, 7/1/07                                          1,956,571
         6,460      6.00%, 5/1/31                                          6,068,142
         1,580      Koninklijke KPN NV,
                     4.75%, 11/5/08                                        1,213,210

    6                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
  EUR    1,350      Messer Griesham Hl,
                     10.375%, 6/1/11                                 $     1,256,090
                    Spanish Government Bonds,
        12,130      4.95%, 7/30/05                                        11,032,398
        14,882      4.00%, 1/31/10                                        12,303,083
                                                                     ---------------
                                                                          70,672,430
-------------------------------------------------------------------------------------
Hungary  1.1%
  HUF  735,000      Hungarian Government Bonds,
                     8.50%, 11/24/03                                       2,673,918
-------------------------------------------------------------------------------------
Japan  1.9%
  Y    130,000      Banque Cent De Tunisie,
                     3.30%, 8/2/10                                           996,872
       460,000      Japanese Government Bonds,
                     2.10%, 9/21/21                                        3,559,402
                                                                     ---------------
                                                                           4,556,274
-------------------------------------------------------------------------------------
Sweden  1.1%
  SEK   27,000      Swedish Government Bonds,
                     5.00%, 1/28/09                                        2,534,316
-------------------------------------------------------------------------------------
United Kingdom  16.0%
  BP       845      IBM Corp.,
                     6.125%, 6/28/06                                       1,244,141
         1,300      Powergen PLC,
                     8.875%, 3/26/03                                       1,971,486
           860      Union Bank of Switzerland,
                     8.00%, 1/8/07                                         1,356,783
                    United Kingdom Treasury Bonds,
         2,245      8.00%, 6/10/03                                         3,419,307
           300(b)   5.00%, 6/7/04                                                438
        13,865      6.75%, 11/26/04                                       21,157,818
         3,625      7.50%, 12/7/06                                         5,816,600
         1,875      8.50%, 7/16/07                                         3,162,768
                                                                     ---------------
                                                                          38,129,341

    See Notes to Financial Statements                                      7

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
United States  35.5%
Corporate Bonds  17.8%
  US$    1,450      Abbott Labs.,
                     5.125%, 7/1/04                                  $     1,493,378
         1,000      Allied Waste North America, Inc.,
                     7.625%, 1/1/06                                          987,500
         1,000      Central Bank Tunisia,
                     7.50%, 9/19/07                                        1,045,000
         1,600      Chonhung Bank,
                     8.84%, 1/7/05                                         1,664,000
         1,420      Comcast Cable Communications, Inc.,
                     8.125%, 5/1/04                                        1,534,637
         1,000      CSX Corp.,
                     7.25%, 5/1/04                                         1,063,680
         1,370      Delhaize America, Inc.,
                     7.375%, 4/15/06                                       1,452,734
         1,450      EOP Operating Ltd.,
                     7.375%, 11/15/03                                      1,524,544
         1,450      Erac USA Finance Co.,
                     6.375%, 5/15/03                                       1,477,681
         4,224      Fideicomiso Petalco,
                     10.16%, 12/23/09                                      4,519,680
         1,000      General Motors Acceptance Corp.,
                     7.50%, 7/15/05                                        1,039,570
         2,000(c)   Global Crossings Holdings Ltd.,
                     9.625%, 5/15/08                                         230,000
           400      Hanvit Bank,
                     12.75%, 3/1/10                                          445,542
         1,000      HMH Properties, Inc.,
                     7.875%, 8/1/05                                          950,000
         1,450      J.P. Morgan Chase,
                     5.625%, 8/15/06                                       1,472,345
         4,910      Korea Development Bank,
                     6.625%, 11/21/03                                      5,116,220
           220      Korea Exchange Bank,
                     13.75%, 6/30/10                                         246,400

    8                                      See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
  US$    1,000      News America Holdings, Inc.,
                     8.50%, 2/15/05                                  $     1,076,310
         1,455      Norfolk Southern Corp.,
                     7.875%, 2/15/04                                       1,565,129
         1,420      Northrop Grumman Corp.,
                     8.625%, 10/15/04                                      1,560,935
         1,690      Oryx Energy Co.,
                     8.00%, 10/15/03                                       1,786,600
           765      Partner Communications Co.,
                     13.00%, 8/15/10                                         757,350
         1,450      Philip Morris Co., Inc.,
                     6.80%, 12/1/03                                        1,519,237
         1,000      Qwest Capital Funding, Inc.,
                     5.875%, 8/3/04                                          989,897
         1,645      Safeway, Inc.,
                     6.05%, 11/15/03                                       1,714,008
         1,450      Sprint Capital Corp.,
                     5.875%, 5/1/04                                        1,483,510
         2,000      Tyco International Group, Inc.,
                     Gtd. Notes,
                     6.375%, 2/15/06                                       2,038,980
         1,420      Worldcom, Inc.,
                     6.50%, 5/15/04                                        1,460,172
                                                                     ---------------
                                                                          42,215,039
-------------------------------------------------------------------------------------
Sovereign Bonds  5.8%
           891      Bulgarian Government Bonds, FRN,
                     4.5625%, 7/28/11                                        779,625
           230      Colombian Government Bonds,
                     11.75%, 2/25/20                                         228,850
         4,093      Croatian Government Bonds, FRN,
                     4.52875%, 7/31/06                                     4,010,891
           915      Jamaican Government Bonds,
                     11.625%, 1/15/22                                        887,550
           905      Panamanian Government Bonds,
                     9.375%, 4/1/29                                          940,295

    See Notes to Financial Statements                                      9

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
  US$      220      Philippines Republic,
                     9.875%, 1/15/19                                 $       207,625
         3,750      Russian Federation,
                     5.00%, 3/31/30                                        2,175,000
         2,600      Russian Government Bonds,
                     5.00%, 3/31/30                                        1,485,900
           560      Turkish Government Bonds,
                     11.75%, 6/15/10                                         548,800
         1,950      United Mexican States,
                     8.375%, 1/14/11                                       2,013,375
           714      Venezuelan Government Bonds,
                     2.875%, 12/18/07                                        505,274
                                                                     ---------------
                                                                          13,783,185
-------------------------------------------------------------------------------------
U.S. Government & Agency Obligations  11.9%
         4,643      Federal National Mortgage Association,
                     7.00%, 2/1/12                                         4,822,148
        12,039      Government National Mortgage Association,
                     6.50%, 10/15/28                                      12,079,980
                    United States Treasury Notes,
         5,000      5.625%, 5/15/08                                        5,238,300
         2,320      6.50%, 2/15/10                                         2,546,571
        10,160      Zero Coupon, 11/15/18, I/O                             3,693,465
                                                                     ---------------
                                                                          28,380,464
                                                                     ---------------
                    Total United States investments                       84,378,688
                                                                     ---------------
                    Total long-term investments (cost
                     US$215,042,029)                                     213,656,932
                                                                     ---------------
SHORT-TERM INVESTMENTS  15.6%
-------------------------------------------------------------------------------------
Eurobonds  0.2%
  EUR      500      Municipality of Sofia,
                     9.75%, 6/3/02                                           448,079
-------------------------------------------------------------------------------------
Russia  0.3%
  RUB   23,400      European Bank for Reconstruction Development,
                     Zero Coupon, 5/28/02                                    690,605

    10                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Principal
Amount                                                               US$
(000)               Description                                      Value (Note 1)
------------------------------------------------------------------------------------------
United States  15.1%
Corporate Bonds  2.2%
  US$    2,530      Industrial Bank of Korea,
                     8.375%, 9/30/02                                 $     2,614,755
         1,094      Korea Electric Power Corp.,
                     7.00%, 10/1/02                                        1,117,313
         1,450      Raytheon Co.,
                     6.45%, 8/15/02                                        1,470,883
                                                                     ---------------
                                                                           5,202,951
-------------------------------------------------------------------------------------
Sovereign Bonds  2.2%
           500      Jamaican Government Bonds,
                     9.625%, 7/2/02                                          505,000
         2,100      Lithuanian Government Bonds,
                     7.125%, 7/22/02                                       2,139,375
         2,750      Oman Sultanate,
                     7.125%, 3/20/02                                       2,773,375
                                                                     ---------------
                                                                           5,417,750
-------------------------------------------------------------------------------------
U.S. Government Obligations  0.4%
                    United States Treasury Bills,
           550D     3.75%(a), 4/4/02                                         544,850
           250D     4.26%(a), 4/4/02                                         247,339
           100D     2.29%(a), 5/30/02                                         99,044
                                                                     ---------------
                                                                             891,233
                                                                     Shares
-----------------------------------------------------------------------------------
Mutual Funds  10.3%
                 Prudential Core Investment
                  Fund-Taxable Money Market
                  Series (Note 3)                        24,505,543        24,505,543
                                                                       --------------
                 Total United States investments                           36,017,477
                                                                       --------------
                 Total short-term Investments
                  (cost US$37,916,419)                                     37,156,161
                                                                       --------------
                 Total Investments  105.4%
                  (cost $252,958,448; Note 5)                             250,813,093
                 Liabilities in excess of other
                  assets  (5.4%)                                          (12,991,371)
                                                                       --------------
                 Net Assets  100%                                      $  237,821,722
                                                                       --------------
                                                                       --------------

    See Notes to Financial Statements                                     11

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

Portfolio securities are classified according to the security's currency denomination.
(a) Percentages quoted represent yield-to-maturity as of purchase date.
(b) Figure is actual and not rounded to nearest thousand.
(c) Subsequent to December 31, 2001, issuer declared bankruptcy and is in default of interest payments.
D Pledged as initial margin on financial futures contracts.
C$--Canadian Dollar.
PLC--Public Liability Company (British Company).
EUR--Euro.
FRN--Floating Rate Note.
HUF--Hungarian Forint.
I/O--Interest only.
Y--Japanese Yen.
NV--Naamloze Vennootschaap (Dutch Company).
Oy--Osakeyhtio (Finnish Company).
BP--Pound Sterling.
RUB--Russian Ruble.
SA--Sociedad Anonima (Spanish Corporation).
SEK--Swedish Krona.

    12                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Portfolio of Investments as of December 31, 2001 Cont'd.

The industry classification of portfolio holdings and other assets shown as a percentage of net assets as of December 31, 2001 was as follows:
Foreign Government Securities..........................................   56.4%
U.S. Government Securities.............................................   12.3
Banks..................................................................    7.3
Financial Services.....................................................    3.6
Telecommunications.....................................................    2.5
Food...................................................................    2.4
Cable..................................................................    1.4
Aerospace/Defense......................................................    1.3
Transportation.........................................................    1.1
Medical................................................................    1.0
Real Estate............................................................    1.0
Conglomerate...........................................................    0.9
Oil....................................................................    0.8
Utilities..............................................................    0.8
Waste Disposal.........................................................    0.8
Chemicals..............................................................    0.5
Computers..............................................................    0.5
Media..................................................................    0.5
Other assets in excess of liabilities
  (including Taxable Money Market Series)..............................    4.9
                                                                         -----
                                                                         100.0%
                                                                         -----
                                                                         -----

    See Notes to Financial Statements                                     13

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities

                                                                December 31, 2001
---------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $252,958,448)                         $ 250,813,093
Foreign currency, at value (cost $44,489)                                45,136
Cash                                                                     69,390
Interest receivable                                                   5,016,109
Unrealized appreciation on forward currency contracts                 1,517,993
Receivable for Fund shares sold                                          39,278
Other assets                                                             12,194
                                                                -----------------
      Total assets                                                  257,513,193
                                                                -----------------
LIABILITIES
Payable for investments purchased                                    16,952,060
Unrealized depreciation on forward currency contracts                 1,597,931
Payable for Fund shares reacquired                                      542,331
Accrued expenses and other liabilities                                  377,772
Management fee payable                                                  153,191
Distribution fee payable                                                 53,171
Due to broker - variation margin                                         12,488
Withholding tax payable                                                   2,527
                                                                -----------------
      Total liabilities                                              19,691,471
                                                                -----------------
NET ASSETS                                                        $ 237,821,722
                                                                -----------------
                                                                -----------------
Net assets were comprised of:
   Common stock, at par                                           $     349,714
   Paid-in capital in excess of par                                 261,760,386
                                                                -----------------
                                                                    262,110,100
   Distributions in excess of net investment income                  (1,697,206)
   Accumulated net realized loss on investment and
      foreign currency transactions                                 (20,178,273)
   Net unrealized depreciation on investments and foreign
      currencies                                                     (2,412,899)
                                                                -----------------
Net assets, December 31, 2001                                     $ 237,821,722
                                                                -----------------
                                                                -----------------

    14                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Assets and Liabilities Cont'd.

                                                                December 31, 2001
---------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($223,682,718 / 32,894,237 shares of common stock
      issued and outstanding)                                             $6.80
   Maximum sales charge (4% of offering price)                              .28
                                                                -----------------
   Maximum offering price to public                                       $7.08
                                                                -----------------
                                                                -----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($7,241,243 / 1,063,828 shares of common stock
      issued and outstanding)                                             $6.81
                                                                -----------------
                                                                -----------------
Class C:
   Net asset value and redemption price per share ($718,524 /
      105,561 shares of common stock issued and outstanding)              $6.81
   Sales charge (1% of offering price)                                      .07
                                                                -----------------
   Offering price to public                                               $6.88
                                                                -----------------
                                                                -----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($6,179,237 / 907,787 shares of common stock
      issued and outstanding)                                             $6.81
                                                                -----------------
                                                                -----------------

    See Notes to Financial Statements                                     15

       Prudential Global Total Return Fund, Inc.
             Statement of Operations

                                                                      Year
                                                                      Ended
                                                                December 31, 2001
---------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $5,060)          $  14,674,313
                                                                -----------------
Expenses
   Management fee                                                     1,825,528
   Distribution fee--Class A                                            565,322
   Distribution fee--Class B                                             53,400
   Distribution fee--Class C                                              4,231
   Transfer agent's fees and expenses                                   614,000
   Custodian's fees and expenses                                        253,000
   Reports to shareholders                                              205,000
   Legal fees and expenses                                               75,000
   Registration fees                                                     52,000
   Audit fees                                                            30,000
   Directors' fees                                                       21,000
   Miscellaneous                                                         18,714
                                                                -----------------
      Total expenses                                                  3,717,195
                                                                -----------------
Net investment income                                                10,957,118
                                                                -----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                          (14,346,678)
   Foreign currency transactions                                      1,899,604
   Financial futures contracts transactions                            (335,573)
                                                                -----------------
                                                                    (12,782,647)
                                                                -----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                          (59,993)
   Foreign currencies                                                 1,578,150
   Financial futures contracts                                         (120,084)
                                                                -----------------
                                                                      1,398,073
                                                                -----------------
Net loss on investments and foreign currencies                      (11,384,574)
                                                                -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $    (427,456)
                                                                -----------------
                                                                -----------------

    16                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Statement of Changes in Net Assets

                                                    Year Ended December 31,
                                             --------------------------------------
                                                   2001                 2000
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income                       $  10,957,118        $  14,005,384
   Net realized loss on investment and
      foreign currency transactions              (12,782,647)         (23,032,859)
   Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currencies                           1,398,073           16,251,108
                                             -----------------    -----------------
   Net increase (decrease) in net assets
      resulting from operations                     (427,456)           7,223,633
                                             -----------------    -----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                     (7,593,491)                  --
      Class B                                       (209,566)                  --
      Class C                                        (17,431)                  --
      Class Z                                       (327,546)                  --
                                             -----------------    -----------------
                                                  (8,148,034)                  --
                                             -----------------    -----------------
   Tax return of capital distributions
      Class A                                     (1,751,254)         (12,476,703)
      Class B                                        (48,332)            (338,030)
      Class C                                         (4,021)             (21,336)
      Class Z                                        (75,542)            (644,921)
                                             -----------------    -----------------
                                                  (1,879,149)         (13,480,990)
                                             -----------------    -----------------
Fund share transactions (Net of share
   conversions) (Notes 6 and 7)
   Net proceeds from shares sold(a)               67,121,802           10,743,153
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                4,711,672            5,948,995
   Cost of shares reacquired                     (48,777,389)         (63,981,415)
                                             -----------------    -----------------
   Increase (decrease) in net assets from
      Fund share transactions                     23,056,085          (47,289,267)
                                             -----------------    -----------------
Total increase (decrease)                         12,601,446          (53,546,624)
                                             -----------------    -----------------
NET ASSETS
Beginning of year                                225,220,276          278,766,900
                                             -----------------    -----------------
End of year                                    $ 237,821,722        $ 225,220,276
                                             -----------------    -----------------
                                             -----------------    -----------------

------------------------------
(a) For the year ended December 31, 2001, includes $52,828,725 for shares issued in connection with the acquisition of Prudential International Bond Fund.

    See Notes to Financial Statements                                     17

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements

      Prudential Global Total Return Fund, Inc. (the 'Fund') is an open-end, non-diversified management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities issued by the U.S. and foreign corporations and governments, supranational organizations, semi-government entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. The Fund looks primarily for investment-grade securities denominated in U.S. dollars and in foreign currencies.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

      Securities Valuation:    In valuing the Fund's assets, quotations of
foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Fund's manager in consultation with the Fund's adviser to be over-the-counter, are valued on the basis of valuations provided by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer). Any security for which the primary market is on an exchange or NASDAQ National Market System Securities are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Forward currency exchange contracts are valued at the current cost of covering or offsetting the contract on the day of valuation. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      All securities are valued as of 4:15 p.m., New York time.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreement:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. To the

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities--at the current rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses--at the rates of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. Accordingly, such realized foreign currency gains and losses are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from sales and maturities of short-term securities and forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, discount and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses resulting from the valuing of foreign currency denominated assets (excluding investments) and liabilities at year-end exchange rates are reflected as a component of net unrealized appreciation or depreciation on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery
                                                                          19

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the statement of operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an investment. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The investment or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain
(loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Security Transactions and Net Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on purchases of debt securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Fund did not amortize premiums on debt securities. Upon initial adoption, the Fund was required to adjust the cost of its fixed-income securities by the cumulative amounts that would have been recognized had the amortization been in effect from the purchase date of each holding. Adopting this accounting principle does not affect the Fund's net asset value, but could change the classification of certain amounts between interest income and realized gain
(loss) in the statement of operations. The Fund has determined that the impact of the adoption of this principle is not material to the financial statements; therefore, no reclassifications resulting from the initial adoption have been recorded in the financial statements.

      Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Taxes:    It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income or excise tax provision is required.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Withholding taxes on foreign interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

      Dividends and Distributions:    Dividends are declared and paid quarterly.
Distributions of capital gains, if any, will be declared at least annually. Dividends and distributions are recorded on the ex-dividend date.

Note 2. Agreements
The Fund has a management agreement with Prudential Investments LLC ('PI'), formerly known as Prudential Investments Fund Management LLC. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'), an indirect, wholly-owned subsidiary of Prudential Financial, Inc. ('Prudential'). The subadvisory agreement provides that the subadvisor will furnish investment advisory services in connection with the management of the Fund. In connection therewith, the subadvisor is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

      The management fee paid to PI is accrued daily and payable monthly at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion, and .65 of 1% of such assets in excess of $1 billion.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, B, C and Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by it. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B, and C shares, respectively. Such expenses under the Plans were .25 of 1%, .75 of 1% and .75 of 1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 2001.

      PIMS has advised the Fund that it has received approximately $18,500 and $700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended December 31, 2001. From these fees, PIMS paid

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

a substantial part of such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

      PIMS has advised the Fund that for the year ended December 31, 2001, it received approximately $12,700 and $1,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential.

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 4, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the year ended December 31, 2001.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended December 31, 2001, the Fund incurred fees of approximately $554,200 for the services of PMFS. As of December 31, 2001, approximately $44,900 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended December 31, 2001, the Fund earned $466,972 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments for the year ended December 31, 2001, aggregated $579,301,962 and $556,794,575, respectively.
                                                                          23

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      During the year ended December 31, 2001, the Fund entered into financial futures contracts. Details of open contracts at December 31, 2001 are as follows:

                                                     Value at         Value at         Unrealized
Number of                            Expiration        Trade        December 31,      Appreciation
Contracts            Type               Date           Date             2001         (Depreciation)
---------     -------------------    -----------    -----------     ------------     ---------------
                Short Position:
    35            Eurodollar         Mar. 2002      $ 3,357,809     $  3,327,893        $  29,916
    86          2-yr US T-Notes      Mar. 2002       17,946,469       17,972,656          (26,187)
    36            Eurodollar         June 2002        7,706,022        7,756,907          (50,885)
    18            Eurodollar         Sept. 2002       3,846,134        3,867,235          (21,101)
                Long Position:
    54         10-yr US T-Bonds      Mar. 2002        5,734,547        5,677,594          (56,953)
    17          5-yr US T-Notes      Mar. 2002        1,792,969        1,799,078            6,109
     9          10-yr Jpn Bonds      Mar. 2002        9,447,048        9,491,684           44,636
    21              UK Gilt          Mar. 2002        3,494,922        3,448,160          (46,762)
    45              UK Gilt          June 2002        7,757,942        7,817,413           59,471
   162              UK Gilt          Sept. 2002      28,155,782       28,007,113         (148,669)
                                                                                     ---------------
                                                                                        $(210,425)
                                                                                     ---------------
                                                                                     ---------------

      At December 31, 2001, the Fund had outstanding forward currency contracts to purchase and sell foreign currencies as follows:

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Purchase Contracts           Value             Payable           Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Australian Dollars,
  expiring 1/17/02          $    572,015       $    578,996         $       --         $   (6,981)
Canadian Dollars,
  expiring 1/10/02            15,012,795         15,179,381                 --           (166,586)
Danish Krone,
  expiring 1/11/02             1,924,733          1,914,461             10,272                 --
Euros,
  expiring 1/10-1/15/02       49,851,397         50,180,612                 --           (329,215)
Japanese Yen,
  expiring 1/15/02            15,077,740         15,507,645                 --           (429,905)
Pound Sterling,
  expiring 1/23/02               277,005            275,903              1,102                 --
                            ------------     ----------------     --------------     --------------
                            $ 82,715,685       $ 83,636,998         $   11,374         $ (932,687)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

                                                 Value at
Foreign Currency              Current        Settlement Date        Unrealized         Unrealized
  Sale Contracts               Value            Receivable         Appreciation      (Depreciation)
------------------------    ------------     ----------------     --------------     --------------
Canadian Dollars,
  expiring 1/10/02          $ 22,541,775       $ 22,779,481         $  237,706         $       --
Euros,
  expiring 1/10-1/15/02       91,217,529         90,736,940            151,075           (631,664)
Japanese Yen,
  expiring 1/15/02            26,731,592         27,740,906          1,009,314                 --
Pound Sterling,
  expiring 1/23/02            31,329,317         31,434,985            108,524             (2,856)
Swedish Kronas,
  expiring 1/9/02              1,730,282          1,699,558                 --            (30,724)
                            ------------     ----------------     --------------     --------------
                            $173,550,495       $174,391,870         $1,506,619         $ (665,244)
                            ------------     ----------------     --------------     --------------
                            ------------     ----------------     --------------     --------------

Note 5. Distributions and Tax Information
Distributions to shareholders, which are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income and accumulated net realized gains (losses) on the statement of assets and liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized gain (loss) on investments. For the year ended December 31, 2001, the adjustments were to decrease accumulated net realized loss on investments by $25,168,359, increase distributions in excess of net investment income by $4,016,648 and decrease paid-in capital by $21,151,711 primarily due to expiring capital loss carryforward and foreign currency losses realized and recognized during the year ended December 31, 2001. Net investment income, net realized losses and net assets were not affected by this change.

      For the year ended December 31, 2001, the tax character of dividends paid of $8,148,034 and $1,879,149 was ordinary income and a return of capital, respectively.

      As of December 31, 2001, the accumulated undistributed earnings on a tax basis were zero. This differs from the amount shown on the statement of assets and liabilities primarily due to amortization of premiums and other cumulative timing differences. As of December 31, 2001, the capital loss carryforward for tax purposes is approximately $14,780,900 of which $1,565,600 expires in 2002, $326,200 expires in 2003, $1,656,500 expires in 2005, $73,000 expires in 2006,

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

$2,595,200 expires in 2007, $5,073,500 expires in 2008 and $3,490,900 expires in
2009. During the year ended December 31, 2001, approximately $22,786,500 of the capital loss carryforward expired unused. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. The capital loss carryforward differs from the amount on the statement of assets and liabilities primarily due to the Fund electing to treat post-October capital losses of approximately $6,432,100 as having occurred in the following fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of December 31, 2001 were as follows:

                                                          Other           Total Net
                                                       Cost Basis        Unrealized
  Tax Basis       Appreciation      Depreciation       Adjustments      Depreciation
--------------   ---------------   ---------------   ---------------   ---------------
 $253,772,788      $3,637,142       $(6,596,837)       $(113,141)       $(3,072,836)

      The differences between book and tax basis are primarily attributable to deferred losses on wash sales and amortization premiums. The other cost basis adjustments are primarily attributable to futures, forward currency contracts and mark to market of receivables and payables.

Note 6. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      There are 2 billion authorized shares of common stock at $.01 par value per share, divided equally into Class A, B, C and Z shares.

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      Transactions in shares of common stock were as follows:

Class A                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2001:
Shares sold                                                  1,377,629    $   9,681,801
Shares issued in connection with reorganization (Note 7)     6,870,250       48,585,572
Shares issued in reinvestment of dividends and
  distributions                                                587,060        4,085,332
Shares reacquired                                           (5,351,662)     (37,564,616)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                 3,483,277       24,788,089
Shares issued upon conversion from Class B                      85,261          600,460
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                3,568,538    $  25,388,549
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    339,437    $   2,418,211
Shares issued in reinvestment of dividends and
  distributions                                                715,875        5,026,331
Shares reacquired                                           (7,274,279)     (51,553,682)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                (6,218,967)     (44,109,140)
Shares issued upon conversion from Class B                      62,581          444,797
                                                           -----------    -------------
Net increase (decrease) in shares outstanding               (6,156,386)   $ (43,664,343)
                                                           -----------    -------------
                                                           -----------    -------------
Class B
--------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                    240,615    $   1,696,394
Shares issued in connection with reorganization (Note 7)       240,424        1,701,181
Shares issued in reinvestment of dividends and
  distributions                                                 31,339          218,265
Shares reacquired                                             (228,414)      (1,605,866)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   283,964        2,009,974
Shares reacquired upon conversion into Class A                 (85,233)        (600,460)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  198,731    $   1,409,514
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    263,866    $   1,866,824
Shares issued in reinvestment of dividends and
  distributions                                                 38,011          267,297
Shares reacquired                                             (449,285)      (3,175,491)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (147,408)      (1,041,370)
Shares reacquired upon conversion into Class A                 (62,581)        (444,797)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (209,989)   $  (1,486,167)
                                                           -----------    -------------
                                                           -----------    -------------
Class C
--------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                     40,252    $     283,178
Shares issued in connection with reorganization (Note 7)        21,157          149,698
Shares issued in reinvestment of dividends and
  distributions                                                  2,654           18,462
Shares reacquired                                              (18,181)        (127,955)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                   45,882    $     323,383
                                                           -----------    -------------
                                                           -----------    -------------

                                                                          27

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

Class C                                                      Shares          Amount
--------------------------------------------------------   -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    537,665    $   3,707,719
Shares issued in reinvestment of dividends and
  distributions                                                  2,908           20,478
Shares reacquired                                             (558,150)      (3,851,380)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                  (17,577)   $    (123,183)
                                                           -----------    -------------
                                                           -----------    -------------
Class Z
--------------------------------------------------------
Year ended December 31, 2001:
Shares sold                                                    372,620    $   2,631,704
Shares issued in connection with reorganization (Note 7)       337,799        2,392,274
Shares issued in reinvestment of dividends and
  distributions                                                 55,822          389,613
Shares reacquired                                           (1,343,505)      (9,478,952)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (577,264)   $  (4,065,361)
                                                           -----------    -------------
                                                           -----------    -------------
Year ended December 31, 2000:
Shares sold                                                    386,513    $   2,750,399
Shares issued in reinvestment of dividends and
  distributions                                                 90,273          634,889
Shares reacquired                                             (759,544)      (5,400,862)
                                                           -----------    -------------
Net increase (decrease) in shares outstanding                 (282,758)   $  (2,015,574)
                                                           -----------    -------------
                                                           -----------    -------------

Note 7. Reorganization
On May 26, 1999, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization (the 'Plan') which provided for the transfer of all of the assets of the Class A, B, C and Z shares of the Prudential International Bond Fund, Inc., in exchange for like shares of the Fund and the Fund's assumption of the liabilities of the Prudential International Bond Fund, Inc.

      The Plan was approved by the shareholders of the Prudential International Bond Fund, Inc. at a shareholder meeting held on August 24, 2000. The reorganization took place on May 4, 2001. The Prudential International Bond Fund, Inc. and the Fund incurred their pro rata share of the costs of reorganization, including the costs of proxy solicitation.

      The acquisition was accomplished by a tax-free exchange of the following shares:

      Prudential               Prudential Global
      International               Total Return
    Bond Fund, Inc.                Fund, Inc.               Value
Class A       8,055,169      Class A       6,870,250     $48,585,572
    B           279,508            B         240,424       1,701,181
    C            24,596            C          21,157         149,698
    Z           395,963            Z         337,799       2,392,274

       Prudential Global Total Return Fund, Inc.
             Notes to Financial Statements Cont'd.

      The aggregate net assets and unrealized depreciation of the Prudential International Bond Fund, Inc. immediately before the acquisition were $52,828,725 and $992,363, respectively.

      The aggregate net assets of the Prudential Global Total Return Fund, Inc. immediately before the acquisition was $216,456,632.

      The future utilization of the acquired capital loss carryforwards from Prudential International Bond Fund, Inc. in the amount of $1,768,339, will be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.
                                                                          29

       Prudential Global Total Return Fund, Inc.
             Financial Highlights

                                                                    Class A
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                  $   7.10
                                                                  ----------
Income from investment operations
Net investment income                                                    .32
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                   (.33)
                                                                  ----------
      Total from investment operations                                  (.01)
                                                                  ----------
Less distributions
Dividends from net investment income                                    (.24)
Distributions in excess of net investment income                          --
Distributions from net realized capital gains                             --
Tax return of capital distributions                                     (.05)
                                                                  ----------
      Total distributions                                               (.29)
                                                                  ----------
Net asset value, end of year                                        $   6.80
                                                                  ----------
                                                                  ----------
TOTAL INVESTMENT RETURN(a):                                             (.15)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                       $223,683
Average net assets (000)                                            $226,129
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                              1.52%
   Expenses, excluding distribution and service (12b-1)
      fees                                                              1.27%
   Net investment income                                                4.50%
For Class A, B, C, and Z shares:
   Portfolio turnover rate                                               237%

------------------------------
(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load.
(b) Calculated based upon weighted average shares outstanding during the year.

    30                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class A
-------------------------------------------------------------------------------------
                               Year Ended December 31,
-------------------------------------------------------------------------------------
      2000               1999(b)              1998(b)              1997(b)
-------------------------------------------------------------------------------------
    $   7.26             $   8.03             $   7.88             $   8.38
----------------     ----------------     ----------------     ----------------
         .42                  .44                  .52                  .55
        (.18)                (.75)                 .16                 (.18)
----------------     ----------------     ----------------     ----------------
         .24                 (.31)                 .68                  .37
----------------     ----------------     ----------------     ----------------
          --                 (.33)                (.35)                (.68)
          --                   --                 (.02)                (.19)
          --                   --                 (.16)                  --
        (.40)                (.13)                  --                   --
----------------     ----------------     ----------------     ----------------
        (.40)                (.46)                (.53)                (.87)
----------------     ----------------     ----------------     ----------------
    $   7.10             $   7.26             $   8.03             $   7.88
----------------     ----------------     ----------------     ----------------
----------------     ----------------     ----------------     ----------------
        3.49%               (3.95)%               8.92%                4.55%
    $208,101             $257,548             $158,932             $183,054
    $225,914             $166,940             $171,427             $204,795
        1.62%                1.75%                1.33%                1.39%
        1.37%                1.50%                1.18%                1.24%
        5.74%                6.00%                6.42%                6.73%
         436%                 132%                  46%                  43%

    See Notes to Financial Statements                                     31

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class B
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 7.10
                                                                    -------
Income from investment operations
Net investment income                                                   .28
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                  (.31)
                                                                    -------
      Total from investment operations                                 (.03)
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Tax return of capital distributions                                    (.05)
                                                                    -------
      Total distributions                                              (.26)
                                                                    -------
Net asset value, end of year                                         $ 6.81
                                                                    -------
                                                                    -------
TOTAL INVESTMENT RETURN(a):                                            (.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $7,241
Average net assets (000)                                             $7,120
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             2.02%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.27%
   Net investment income                                               4.01%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
(b) Calculated based upon weighted average shares outstanding during the period.

    32                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class B
-------------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000               1999(b)              1998(b)              1997(b)
-------------------------------------------------------------------------------------
     $ 7.26               $ 8.03               $ 7.89               $ 8.39
    -------              -------              -------              -------
        .37                  .40                  .46                  .49
       (.17)                (.76)                 .16                 (.16)
    -------              -------              -------              -------
        .20                 (.36)                 .62                  .33
    -------              -------              -------              -------
         --                 (.28)                (.30)                (.64)
         --                   --                 (.02)                (.19)
         --                   --                 (.16)                  --
       (.36)                (.13)                  --                   --
    -------              -------              -------              -------
       (.36)                (.41)                (.48)                (.83)
    -------              -------              -------              -------
     $ 7.10               $ 7.26               $ 8.03               $ 7.89
    -------              -------              -------              -------
    -------              -------              -------              -------
       2.82%               (4.35)%               8.13%                3.98%
     $6,145               $7,810               $3,625               $2,300
     $6,821               $4,642               $3,048               $1,246
       2.12%                2.25%                1.93%                1.99%
       1.37%                1.50%                1.18%                1.24%
       5.24%                5.49%                5.86%                6.13%

    See Notes to Financial Statements                                     33

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class C
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 7.10
                                                                    -------
Income from investment operations
Net investment income                                                   .28
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                  (.31)
                                                                    -------
      Total from investment operations                                 (.03)
                                                                    -------
Less distributions
Dividends from net investment income                                   (.21)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Tax return of capital distributions                                    (.05)
                                                                    -------
      Total distributions                                              (.26)
                                                                    -------
Net asset value, end of year                                         $ 6.81
                                                                    -------
                                                                    -------
TOTAL INVESTMENT RETURN(a):                                            (.49)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)                                        $  719
Average net assets (000)                                             $  564
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             2.02%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.27%
   Net investment income                                               3.97%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
(b) Calculated based upon weighted average shares outstanding during the period.

    34                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class C
-------------------------------------------------------------------------------------
                            Year Ended December 31,
-------------------------------------------------------------------------------
      2000               1999(b)              1998(b)              1997(b)
-------------------------------------------------------------------------------------
     $ 7.26               $ 8.03               $ 7.89               $ 8.39
    -------              -------              -------              -------
        .36                  .40                  .46                  .49
       (.16)                (.76)                 .16                 (.16)
    -------              -------              -------              -------
        .20                 (.36)                 .62                  .33
    -------              -------              -------              -------
         --                 (.28)                (.30)                (.64)
         --                   --                 (.02)                (.19)
         --                   --                 (.16)                  --
       (.36)                (.13)                  --                   --
    -------              -------              -------              -------
       (.36)                (.41)                (.48)                (.83)
    -------              -------              -------              -------
     $ 7.10               $ 7.26               $ 8.03               $ 7.89
    -------              -------              -------              -------
    -------              -------              -------              -------
       2.82%               (4.35)%               8.13%                3.98%
     $  424               $  561               $  275               $  190
     $  482               $  354               $  220               $  397
       2.12%                2.25%                1.93%                1.99%
       1.37%                1.50%                1.18%                1.24%
       5.29%                5.51%                5.84%                6.05%

    See Notes to Financial Statements                                     35

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                                                    Class Z
                                                              --------------------
                                                                   Year Ended
                                                              December 31, 2001(b)
----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                                 $ 7.10
                                                                    -------
Income from investment operations
Net investment income                                                   .35
Net realized and unrealized gain (loss) on investment and
   foreign currencies                                                  (.33)
                                                                    -------
      Total from investment operations                                  .02
                                                                    -------
Less distributions
Dividends from net investment income                                   (.25)
Distributions in excess of net investment income                         --
Distributions from net realized capital gains                            --
Tax return of capital distributions                                    (.06)
                                                                    -------
      Total distributions                                              (.31)
                                                                    -------
Net asset value, end of period                                       $ 6.81
                                                                    -------
                                                                    -------
TOTAL INVESTMENT RETURN(a):                                             .10%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                                      $6,179
Average net assets (000)                                             $9,591
Ratios to average net assets:
   Expenses, including distribution and service (12b-1)
      fees                                                             1.27%
   Expenses, excluding distribution and service (12b-1)
      fees                                                             1.27%
   Net investment income                                               4.84%

------------------------------
(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns for periods of less than a full year are not annualized.
(b) Calculated based upon weighted average shares outstanding during the period.
(c) Annualized.
(d) Commencement of offering of Class Z shares.

    36                                     See Notes to Financial Statements

       Prudential Global Total Return Fund, Inc.
             Financial Highlights Cont'd.

                                       Class Z
--------------------------------------------------------------------------------------
                                                               March 17, 1997(d)
                 Year Ended December 31,                            Through
----------------------------------------------------------       December 31,
      2000               1999(b)              1998(b)               1997(b)
--------------------------------------------------------------------------------------
    $   7.27             $   8.03              $ 7.88               $  8.32
    --------             --------             -------               -------
         .43                  .42                 .52                   .39
        (.18)                (.71)                .17                   .05
    --------             --------             -------               -------
         .25                 (.29)                .69                   .44
    --------             --------             -------               -------
          --                 (.34)               (.36)                 (.69)
          --                   --                (.02)                 (.19)
          --                   --                (.16)                   --
        (.42)                (.13)                 --                    --
    --------             --------             -------               -------
        (.42)                (.47)               (.54)                 (.88)
    --------             --------             -------               -------
    $   7.10             $   7.27              $ 8.03               $  7.88
    --------             --------             -------               -------
    --------             --------             -------               -------
        3.78%               (3.74)%              9.07%                 5.56%
    $ 10,551             $ 12,847              $2,435               $   686
    $ 11,136             $  4,604              $1,771               $   257
        1.37%                1.50%               1.18%                 1.24%(c)
        1.37%                1.50%               1.18%                 1.24%(c)
        5.98%                6.11%               6.65%                 5.41%(c)

    See Notes to Financial Statements                                     37

       Prudential Global Total Return Fund, Inc.
             Report of Independent Accountants

To the Board of Directors and Shareholders of Prudential Global Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Global Total Return Fund, Inc. (the 'Fund') at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 19, 2002

       Prudential Global Total Return Fund, Inc.
             Federal Income Tax Information (Unaudited)

      We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (December 31, 2001) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, during its fiscal year ended December 31, 2001, the Fund paid distributions of $.292 per Class A share, $.258 per Class B share, $.258 per Class C share and $.309 per Class Z share representing dividends, of which 18.70% represent a return of capital.

      We wish to advise you that the dividends received deduction for the Fund is zero. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.
                                                                          39

  Prudential Global Total Return Fund, Inc.    www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited)

      Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund defined in the Investment Company Act of 1940, as amended (the Investment Company Act or the 1940 Act) are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex' consists of the Fund and any other investment companies managed by Prudential Investments LLC
      (PI).

       Independent Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Saul K. Fenster, Ph.D. (68)          Director               since 2000

                       Delayne Dedrick Gold (63)            Director               since 1996

                       Douglas H. McCorkindale (62)         Director               since 1996
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Saul K. Fenster, Ph.D. (68)      President (since December 1978) of              79
                                                        New Jersey Institute of Technology;
                                                        Commissioner (since 1998) of the
                                                        Middle States Association Commission
                                                        on Higher Education; Commissioner
                                                        (since 1985) of the New Jersey
                                                        Commission on Science and Technology;
                                                        Director (since 1998) Society of
                                                        Manufacturing Engineering Education
                                                        Foundation, formerly a director or
                                                        trustee of Liberty Science Center,
                                                        Research and Development Council of
                                                        New Jersey, New Jersey State Chamber
                                                        of Commerce, and National Action
                                                        Council for Minorities in
                                                        Engineering.

                       Delayne Dedrick Gold (63)        Marketing Consultant.                           89

                       Douglas H. McCorkindale (62)     Formerly Vice Chairman (March                   75
                                                        1984-May 2000) of Gannett Co. Inc.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Saul K. Fenster, Ph.D. (68)      Member (since 2000), Board
                                                        of Directors of IDT
                                                        Corporation.

                       Delayne Dedrick Gold (63)

                       Douglas H. McCorkindale (62)     Chairman (since February
                                                        2001), Chief Executive
                                                        Officer (since June 2000)
                                                        and President (since
                                                        September 1997) of Gannett
                                                        Co. Inc. (publishing and
                                                        media); Director of
                                                        Continental Airlines, Inc.;
                                                        Director (since May 2001) of
                                                        Lockheed Martin Corp.
                                                        (aerospace and defense);
                                                        Director of The High Yield
                                                        Plus Fund, Inc. (since
                                                        1996).

    40                                                                    41

 Prudential Global Total Return Fund, Inc.   www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       W. Scott McDonald, Jr. (64)          Director               since 2000

                       Thomas T. Mooney (60)                Director               since 1986

                       Stephen P. Munn (59)                 Director               since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       W. Scott McDonald, Jr. (64)      Vice President (since 1997) of                  79
                                                        Kaludis Consulting Group, Inc.
                                                        (company serving higher education);
                                                        Formerly principal (1995-1997), Scott
                                                        McDonald & Associates, Chief
                                                        Operating Officer (1991-1995),
                                                        Fairleigh Dickinson University,
                                                        Executive Vice President and Chief
                                                        Operating Officer (1975-1991), Drew
                                                        University, interim President
                                                        (1988-1990), Drew University and
                                                        founding Director of School, College
                                                        and University Underwriters Ltd.

                       Thomas T. Mooney (60)            President of the Greater Rochester              95
                                                        Metro Chamber of Commerce; formerly
                                                        Rochester City Manager; formerly
                                                        Deputy Monroe County Executive;
                                                        Trustee of Center for Governmental
                                                        Research, Inc.; Director of Blue
                                                        Cross of Rochester, Monroe County
                                                        Water Authority and Executive Service
                                                        Corps of Rochester.

                       Stephen P. Munn (59)             Formerly Chief Executive Officer                73
                                                        (1988-2001) and President of Carlisle
                                                        Companies Incorporated.


                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       W. Scott McDonald, Jr. (64)

                       Thomas T. Mooney (60)            Director, President and
                                                        Treasurer (since 1986) of
                                                        First Financial Fund, Inc.
                                                        and Director (since 1988) of
                                                        The High Yield Plus Fund,
                                                        Inc.

                       Stephen P. Munn (59)             Chairman of the Board (since
                                                        January 1994) and Director
                                                        (since 1988) of Carlisle
                                                        Companies Incorporated
                                                        (manufacturer of industrial
                                                        products); Director of
                                                        Gannett Co., Inc.
                                                        (publishing and media).

    42                                                                    43

 Prudential Global Total Return Fund, Inc.     www.PruFN.com   (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Richard A. Redeker (58)              Director               since 1993

                       Robin B. Smith (62)                  Director               since 1996

                       Louis A. Weil, III (60)              Director               since 1996

                       Clay T. Whitehead (63)               Director               since 1996
                                                                                                     Number of
                                                                                                   Portfolios in
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       Richard A. Redeker (58)          Formerly Management Consultant of               73
                                                        Investmart, Inc. (August 2001-October
                                                        2001); formerly employee of
                                                        Prudential Investments (October
                                                        1996-January 1998); formerly,
                                                        President, Chief Executive Officer
                                                        and Director (October 1993-September
                                                        1996) of Prudential Mutual Fund
                                                        Management, Inc. (PMF); Executive
                                                        Vice President, Director and Member
                                                        of the Operating Committee (October
                                                        1993-September 1996) of Prudential
                                                        Securities Incorporated (Prudential
                                                        Securities); Director (October
                                                        1993-September 1996) of Prudential
                                                        Securities Group, Inc.; Executive
                                                        Vice President (January
                                                        1994-September 1996) of The
                                                        Prudential Investment Corporation;
                                                        Director (January 1994-September
                                                        1996) of Prudential Mutual Fund
                                                        Distributors, Inc. and Prudential
                                                        Mutual Fund Services, Inc.

                       Robin B. Smith (62)              Chairman and Chief Executive Officer            69
                                                        (since August 1996) of Publishers
                                                        Clearing House (publishing), formerly
                                                        President and Chief Executive Officer
                                                        (January 1988-August 1996) of
                                                        Publishers Clearing House.

                       Louis A. Weil, III (60)          Formerly Chairman (January 1999-July            73
                                                        2000), President and Chief Executive
                                                        Officer (January 1996-July 2000) and
                                                        Director (since September 1991) of
                                                        Central Newspapers, Inc.; formerly
                                                        Chairman of the Board (January
                                                        1996-July 2000), Publisher and Chief
                                                        Executive Officer (August
                                                        1991-January 1995) of Phoenix
                                                        Newspapers, Inc.

                       Clay T. Whitehead (63)           President (since 1983) of National              91
                                                        Exchange Inc. (new business
                                                        development firm).

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       Richard A. Redeker (58)

                       Robin B. Smith (62)              Director of BellSouth
                                                        Corporation (since 1992),
                                                        and Kmart Corporation
                                                        (retail) (since 1996).


    44                                                                    45

 Prudential Global Total Return Fund, Inc.     www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

       Interested Directors

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       *Robert F. Gunia (55)                Vice President         since 1996
                                                            and Director

                       *David R. Odenath, Jr. (44).         President and          since 1999
                                                            Director

                       *Judy A. Rice (54)                   Vice President         since 2000
                                                            and Director
                                                                                                     Number of
                                                                                                   Fund Complex
                                                                Principal Occupations               Overseen by
                       Name, Address** and Age                   During Past 5 Years                 Director
                       -------------------------------
                       *Robert F. Gunia (55)            Executive Vice President and Chief              112
                                                        Administrative Officer (since June
                                                        1999) of Prudential Investments LLC
                                                        (PI); Executive Vice President and
                                                        Treasurer (since January 1996) of PI;
                                                        President (since April 1999) of
                                                        Prudential Investment Management
                                                        Services LLC (PIMS); Corporate Vice
                                                        President (since September 1997) of
                                                        The Prudential Insurance Company of
                                                        America (Prudential); formerly Senior
                                                        Vice President (March 1987-May 1999)
                                                        of Prudential Securities Incorporated
                                                        (Prudential Securities); formerly
                                                        Chief Administrative Officer (July
                                                        1989-September 1996), Director
                                                        (January 1989-September 1996) and
                                                        Executive Vice President, Treasurer
                                                        and Chief Financial Officer (June
                                                        1987-December 1996) of Prudential
                                                        Mutual Fund Management, Inc. (PMF);
                                                        Vice President and Director (since
                                                        1992) of Nicholas-Applegate Fund,
                                                        Inc.

                       *David R. Odenath, Jr. (44).     President, Chief Executive Officer              115
                                                        and Chief Operating Officer (since
                                                        June 1999) of PI; Senior Vice
                                                        President (since June 1999) of
                                                        Prudential; formerly Senior Vice
                                                        President (August 1993-May 1999) of
                                                        PaineWebber Group, Inc.

                       *Judy A. Rice (54)               Executive Vice President (since 1999)           111
                                                        of PI; formerly various positions to
                                                        Senior Vice President (1992-1999) of
                                                        Prudential Securities; and various
                                                        positions to Managing Director
                                                        (1975-1992) of Salomon Smith Barney;
                                                        Member of Board of Governors of the
                                                        Money Management Institute; Member of
                                                        the Prudential Securities Operating
                                                        Council and a Member of the Board of
                                                        Directors for the National
                                                        Association for Variable Annuities.

                                                                   Other
                                                             Directorships Held
                       Name, Address** and Age              by the Director****
                       -------------------------------
                       *Robert F. Gunia (55)            Vice President and Director
                                                        (since May 1989) of The Asia
                                                        Pacific Fund, Inc.


    46                                                                    47

  Prudential Global Total Return Fund, Inc.   www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

      Information pertaining to the officers of the Fund who are not also Directors is set forth below.

       Officers

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Grace C. Torres (42)                 Treasurer and          since 1998
                                                            Principal
                                                            Financial and
                                                            Accounting
                                                            Officer

                       Marguerite E.H. Morrison (45)        Secretary              since 1999

                       William V. Healey (48)               Assistant              since 2000
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Grace C. Torres (42)             Senior Vice President (since January
                                                        2000) of PI; formerly First Vice
                                                        President (December 1996-January
                                                        2000) of PI and First Vice President
                                                        (March 1993-1999) of Prudential
                                                        Securities.

                       Marguerite E.H. Morrison (45)    Vice President and Chief Legal
                                                        Officer--Mutual Funds and Unit
                                                        Investment Trusts (since August 2001)
                                                        of Prudential; Assistant Secretary
                                                        (since February 2001) of PI;
                                                        previously Vice President and
                                                        Associate General Counsel (December
                                                        1996-February 2001) of PI and Vice
                                                        President and Associate General
                                                        counsel (September 1987-September
                                                        1996) of Prudential Securities.

                       William V. Healey (48)           Vice President and Associate General
                                                        Counsel (since 1998) of Prudential;
                                                        Executive Vice President, Secretary
                                                        and Chief Legal Officer (since
                                                        February 1999) of PI; Senior Vice
                                                        President, Chief Legal Officer and
                                                        Secretary (since December 1998) of
                                                        PIMS; Executive Vice President, Chief
                                                        Legal Officer and Secretary (since
                                                        February 1999) of Prudential Mutual
                                                        Fund Services LLC; Director (since
                                                        June 1999) of ICI Mutual Insurance
                                                        Company; prior to August 1998,
                                                        Associate General Counsel of the
                                                        Dreyfus Corporation (Dreyfus), a
                                                        subsidiary of Mellon Bank, N.A.
                                                        (Mellon Bank), and an officer and/or
                                                        director of various affiliates of
                                                        Mellon Bank and Dreyfus.

    48                                                                    49

  Prudential Global Total Return Fund, Inc.     www.PruFN.com  (800) 225-1852
             Management of the Fund (Unaudited) Cont'd.

                                                                                 Term of Office
                                                                                   and Length
                                                            Position With           of Time
                       Name, Address** and Age              the Fund               Served***
                       -------------------------------------------------------------------------
                       Maria G. Master (31)                 Assistant              since 2001
                                                            Secretary

                                                                Principal Occupations
                       Name, Address** and Age                   During Past 5 Years
                       -------------------------------
                       Maria G. Master (31)             Vice President and Corporate Counsel
                                                        (since August 2001) of Prudential;
                                                        formerly Financial/Economic Analyst
                                                        with the Federal Reserve Bank of New
                                                        York (April 1999-July 2001),
                                                        Associate Attorney of Swidler Berlin
                                                        Shereff Friedman LLP (March
                                                        1997-April 1999) and Associate
                                                        Attorney of Riker, Danzig, Scherer,
                                                        Hyland & Perretti LLP (August
                                                        1995-March 1997).


------------------

    * 'Interested' Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the Subadviser or the Distributor.
   ** Unless otherwise noted, the address of the Directors and Officers is c/o:
      Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark,
      New Jersey 07102-4077.
  *** There is no set term of office for Directors and Officers. The Independent
      Directors have adopted a retirement policy, which calls for the retirement of
      Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as Director and/or Officer.
 **** This column includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
      'public companies') or other investment companies registered under the 1940 Act.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 225-1852 or (732) 482-7555 (Calling from outside the U.S.)

    50                                                                    51

Prudential Global Total Return Fund, Inc.

Prudential Mutual Funds

Prudential offers a broad range of
mutual funds designed to meet your
individual needs. For information about
these funds, contact your financial
professional or call us at (800) 225-1852.
Read the prospectus carefully before you invest or send money.

PRUDENTIAL MUTUAL FUNDS
-----------------------

Stock Funds
Large Capitalization Stock Funds
Prudential 20/20 Focus Fund
Prudential Equity Fund, Inc.
Prudential Index Series Fund
    Prudential Stock Index Fund
Prudential Tax-Managed Funds
    Prudential Tax-Managed Equity Fund
Prudential Value Fund
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Growth Fund

Small- to Mid-Capitalization Stock Funds
Nicholas-Applegate Fund, Inc.
    Nicholas-Applegate Growth Equity Fund
Prudential Small Company Fund, Inc.
Prudential Tax-Managed Small-Cap Fund, Inc.
Prudential U.S. Emerging Growth Fund, Inc.
The Prudential Investment Portfolios, Inc.
    Prudential Jennison Equity Opportunity Fund

Sector Stock Funds
Prudential Natural Resources Fund, Inc.
Prudential Real Estate Securities Fund
Prudential Sector Funds, Inc.
    Prudential Financial Services Fund
    Prudential Health Sciences Fund
    Prudential Technology Fund
    Prudential Utility Fund

Global/International Stock Funds
Prudential Europe Growth Fund, Inc.
Prudential Pacific Growth Fund, Inc.
Prudential World Fund, Inc.
    Prudential Global Growth Fund
    Prudential International Value Fund
    Prudential Jennison International Growth Fund

Balanced/Allocation Fund
The Prudential Investment Portfolios, Inc.
    Prudential Active Balanced Fund

Bond Funds
Taxable Bond Funds
Prudential Government Income Fund, Inc.
Prudential High Yield Fund, Inc.
Prudential High Yield Total Return Fund, Inc.
Prudential Short-Term Corporate Bond Fund, Inc.
    Income Portfolio
Prudential Total Return Bond Fund, Inc.

Municipal Bond Funds
Prudential California Municipal Fund
    California Series
    California Income Series
Prudential Municipal Bond Fund
    High Income Series
    Insured Series
                                www.PruFN.com    (800) 225-1852


Prudential Municipal Series Fund
    Florida Series
    New Jersey Series
    New York Series
    Pennsylvania Series
Prudential National Municipals Fund, Inc.

Global/International Bond Fund
Prudential Global Total Return Fund, Inc.

Money Market Funds
Taxable Money Market Funds
Cash Accumulation Trust
    Liquid Assets Fund
    National Money Market Fund
Prudential Government Securities Trust
    Money Market Series
    U.S. Treasury Money Market Series
Prudential Institutional Liquidity Portfolio, Inc.
    Institutional Money Market Series
Prudential MoneyMart Assets, Inc.

Municipal Money Market Funds
Prudential California Municipal Fund
    California Money Market Series
Prudential Municipal Series Fund
    New Jersey Money Market Series
    New York Money Market Series

Tax-Free Money Market Funds
Command Tax-Free Fund
Prudential Tax-Free Money Fund, Inc.

Other Money Market Funds
Command Government Fund
Command Money Fund
Special Money Market Fund, Inc.*
    Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
--------------------

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series


* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

**Not exchangeable with the Prudential
  mutual funds.

Prudential Global Total Return Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

Some mutual fund shareholders won't ever read this-they don't read annual and semiannual reports. It's quite understandable.
These annual and semiannual reports are
prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
At Prudential, we've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                           www.PruFN.com    (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your
money for you, reports on successful-and not-so-successful-strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the
value of the Fund's holdings), liabilities
(how much the Fund owes), and net assets
(the Fund's equity or holdings after
the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution-but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money).
You'll also see capital gains here-both
realized and unrealized.

Prudential Global Total Return Fund, Inc.

Getting the Most from Your Prudential Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets.
The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how
Prudential mutual funds prices securities.
The notes also explain who manages and
distributes the Fund's shares and, more
important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                            www.PruFN.com    (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual
report and are required by the Securities
Exchange Commission. Performance is
presented here as the return on a
hypothetical $10,000 investment in the Fund since its inception or for 10 years
(whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund-the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Prudential Global Total Return Fund, Inc.

Class A    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

                      One Year    Five Years    Ten Years    Since Inception
With Sales Charge      -4.14%        1.65%         5.35%         7.98%
Without Sales Charge   -0.15%        2.48%         5.78%         8.26%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return for the past 10 years. The graph compares a $10,000 investment in the Prudential Global Total Return Fund, Inc.
(Class A shares) with a similar investment in the J.P. Morgan Government Bond
Index/Global (the GBI) and the Salomon
Brothers World Government Bond Index
Unhedged (the SBWGBI Unhedged) by portraying the initial account values at the beginning of the 10-year period (December 31, 1991) and the account values at the end of the current fiscal year (December 31, 2001), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum front-end sales charge was deducted from the initial $10,000 investment in Class
A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The average annual total returns in the
table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark index to the SBWGBI Unhedged, a standardized benchmark that is more closely correlated to the way the Fund is managed. The SBWGBI
Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands,
Portugal, Spain, Sweden, Switzerland, the
United Kingdom, and the United States.
Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year rebalanced monthly. Prior to that time, the Fund's benchmark index was the GBI. The GBI is a market-weighted index of government bonds of the following nations: Australia, Belgium,
Canada, Denmark, France, Germany, Italy,
Japan, the Netherlands, Spain, Sweden, the
United Kingdom, and the United States. The
GBI is traded, unhedged, and measured in U.S. dollars. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

                            www.PruFN.com    (800) 225-1852

Class B     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

                       One Year    Five Years    Since Inception
With Sales Charge       -5.28%        1.78%           3.45%
Without Sales Charge    -0.49%        1.93%           3.56%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund,
Inc. (Class B shares) with a similar
investment in the J.P. Morgan Government
Bond Index/Global (the GBI) and the Salomon
Brothers World Government Bond Index
Unhedged (the SBWGBI Unhedged) by portraying the initial account values at the commencement of operations of Class B shares
(January 15, 1996) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable contingent deferred sales charge was deducted from the value of the investment in Class B shares, assuming full redemption on December 31, 2001; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
Approximately seven years after purchase,
Class B shares will automatically convert to Class A shares on a quarterly basis. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark index to the SBWGBI Unhedged, a standardized benchmark that is more closely correlated to the way the Fund is managed. The SBWGBI
Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands,
Portugal, Spain, Sweden, Switzerland, the
United Kingdom, and the United States.
Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year rebalanced monthly. Prior to that time, the Fund's benchmark index was the GBI. The GBI is a market-weighted index of government bonds of the following nations: Australia, Belgium,
Canada, Denmark, France, Germany, Italy,
Japan, the Netherlands, Spain, Sweden, the
United Kingdom, and the United States. The
GBI is traded, unhedged, and measured in U.S. dollars. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

Prudential Global Total Return Fund, Inc.

Class C     Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

                       One Year    Five Years    Since Inception
With Sales Charge       -2.43%       1.73%           3.39%
Without Sales Charge    -0.49%       1.93%           3.56%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund,
Inc. (Class C shares) with a similar
investment in the J.P. Morgan Government
Bond Index/Global (the GBI) and the
Salomon Brothers World Government Bond
Index Unhedged (the SBWGBI Unhedged) by
portraying the initial account values at the commencement of operations of Class C shares
(January 15, 1996) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) the applicable front-end sales charge was deducted from the initial $10,000 investment in Class C shares; (b) the applicable contingent deferred sales charge was deducted from the value of the investment in Class C shares, assuming full redemption on December 31, 2001; (c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark index to the SBWGBI Unhedged, a standardized benchmark that is more closely correlated to the way the Fund is managed. The SBWGBI
Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands,
Portugal, Spain, Sweden, Switzerland, the
United Kingdom, and the United States.
Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year rebalanced monthly. Prior to that time, the Fund's benchmark index was the GBI. The GBI is a market-weighted index of government bonds of the following nations: Australia, Belgium,
Canada, Denmark, France, Germany, Italy,
Japan, the Netherlands, Spain, Sweden, the
United Kingdom, and the United States. The
GBI is traded, unhedged, and measured in U.S. dollars. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

www.PruFN.com    (800) 225-1852

Class Z    Growth of a $10,000 Investment

                   (GRAPH)

Average Annual Total Returns as of 12/31/01

    One Year    Since Inception
     0.10%          2.98%

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The best- and worst-year information within the graph is designed to give you an idea of how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of the share class.
The graph compares a $10,000 investment in the Prudential Global Total Return Fund,
Inc. (Class Z shares) with a similar
investment in the J.P. Morgan Government
Bond Index/Global (the GBI) and the Salomon
Brothers World Government Bond Index
Unhedged (the SBWGBI Unhedged) by portraying the initial account values at the commencement of operations of Class Z shares
(March 17, 1997) and the account values at the end of the current fiscal year (December
31, 2001), as measured on a quarterly basis.
For purposes of the graph, and unless
otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted, and (b) all dividends and distributions were reinvested.
Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The average annual total returns in the table and the returns on investment in the graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

The Fund has changed its benchmark index to the SBWGBI Unhedged, a standardized benchmark that is more closely correlated to the way the Fund is managed. The SBWGBI
Unhedged is a market capitalization-weighted index consisting of the government bond markets for Australia, Austria, Belgium,
Canada, Denmark, Finland, France, Germany,
Ireland, Italy, Japan, the Netherlands,
Portugal, Spain, Sweden, Switzerland, the
United Kingdom, and the United States.
Country eligibility is determined based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year rebalanced monthly. Prior to that time, the Fund's benchmark index was the GBI. The GBI is a market-weighted index of government bonds of the following nations: Australia, Belgium,
Canada, Denmark, France, Germany, Italy,
Japan, the Netherlands, Spain, Sweden, the
United Kingdom, and the United States. The
GBI is traded, unhedged, and measured in U.S. dollars. Both indexes are unmanaged, and their total returns include the reinvestment of all dividends, but do not include the effect of sales charges or operating expenses of a mutual fund or taxes. These returns would be lower if they included the effect of sales charges, operating expenses, or taxes. The securities that comprise both indexes may differ substantially from the securities in the Fund. These indexes are not the only ones that may be used to characterize performance of global bond funds. Other indexes may portray different comparative performance.
Investors cannot invest directly in an
index. This graph is furnished to you in accordance with Securities and Exchange
Commission (SEC) regulations.

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Visit Prudential's website at:
www.PruFN.com

DIRECTORS
Saul K. Fenster
Delayne Dedrick Gold
Robert F. Gunia
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
Stephen P. Munn
David R. Odenath, Jr.
Richard A. Redeker
Judy A. Rice
Robin B. Smith
Louis A. Weil, III
Clay T. Whitehead

OFFICERS
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
Marguerite E.H. Morrison, Secretary
Maria G. Master, Assistant Secretary
William V. Healey, Assistant Secretary

MANAGER
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
Investment Adviser
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

DISTRIBUTOR
Prudential Investment
   Management Services LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

TRANSFER AGENT
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

LEGAL COUNSEL
Gardner, Carton & Douglas
Quaker Tower
321 North Clark Street
Chicago, IL 60610-4795

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

Fund Symbols    Nasdaq       CUSIP
    Class A     GTRAX      744337106
    Class B     PBTRX      744337205
    Class C     PCTRX      744337304
    Class Z     PZTRX      744337403

MF169E    IFS-A068696